UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

Marketfield Fund

Semi-Annual Report

June 30, 2017

Investment Adviser

Marketfield Asset Management LLC

60 East 42nd Street

36th Floor

New York, New York 10165

www.marketfield.com

Chairman’s Report Q2 2017

The Marketfield Fund (“Fund”) generated a positive return in all three months of the 2nd quarter and a return of 1.72% over the period, bringing the YTD performance up to 6.81% at the halfway point of the year for Class I shares. The S&P 500 (“SPX”) Index generated a total return of 9.34% through June 30th, and our relative performance for this period is slightly better than the 70% upside capture rate that we view as acceptable during periods of strong appreciation by the overall equity market.

The Fund made limited use of derivatives during the first half of the year and the net contribution of derivatives was a small loss over this period. Positive contributions were generated by long positions in futures in the Nikkei 225 Index and the Euro Stoxx Bank Index and options exposed to the EWZ (iShares MSCI Brazil) ETF and the Taiwan Taiex Index. Losses were recorded in Consumer Price Index (“CPI”) derivatives, currency options and credit default swaps.

Despite our steady allocations and a generally calm overall investment environment at the level of the SPX Index, we continue to experience brief periods of both strong and weak performance within our portfolio, a symptom of the constant rotation of capital through sectors and countries with shifts in sentiment often triggered by inconsequential catalysts. Although this can sometimes be unnerving we do not consider it to be a sign of danger at the current time and continue to maintain a gross and net exposure towards the higher end of normal.

During the second quarter, the largest positive contribution came from emerging markets, particularly Mexico, Korea and Taiwan. In the case of Mexico, most of the gain came from a recovery of the Mexican Peso, whereas for Korea and Taiwan strong local equity market performance contributed to the majority of gains. We remain well disposed to Asian emerging markets with both local economic conditions and their high weighting to global technology making their markets attractive. Brazil was the only emerging market to decline significantly during the quarter, with both the local equity market and currency dropping sharply in early May as a political corruption scandal caused investors to liquidate. Despite the sharp decline, which has partially recovered, we continue to view the underlying economic recovery to be intact and have not reduced the allocation.

In developed markets, Japan performed strongly after a sluggish start in the first quarter. European performance was more mixed, with a gain in European banks being matched by losses in some of the portfolio’s Industrial exposure.

Our U.S. exposure comprises a diversified long and short basket. On the long side, positive performance was driven by home-building and housing related equities, with the spring selling season proving to be as strong as we had hoped. Defense and Industrial sector exposure also performed strongly while Technology saw most of the early quarter gains erased in June. The only portion of the U.S. long exposure to perform poorly was commodity related and Energy, both of which suffered from general weakness. We did cut exposure to precious metals in the middle of the quarter but held other positions through their decline.

We are still quite positive about the prospect for industrial commodities in the second half of the year with much of the recent weakness a function of investors crowding into the space following the U.S. election and then exiting rapidly as it became clear that legislative progress would be much more difficult than many assumed. We built our positions long before the U.S. election and hold them as a way to benefit from the general improvement in the global economy rather than any potential help from Washington.

Our short exposure generally appreciated, but by less than the overall SPX Index, meaning that losses were modest. Our largest short allocation is towards U.S. commercial real estate where the small increase in the overall sector masked a growing divergence in performance. Retail REITs have led the decline so far, but we would expect to see a broadening of weakness in the coming quarters. Our exposure remains split between New York office, apartment and retail REITs combined with the overall sector ETF. Short positions in Utilities and Staples rose modestly with gains somewhat less than might have been expected given the decline in treasury yields, and consequently losses for the portfolio were modest. Shorts in Healthcare appreciated strongly at the end of the quarter on speculation that congress would pass some form of healthcare reform.

In summary, the portfolio is positioned to benefit from a continuance of the generally benign condition for global equities. We maintain a high weighting to international markets, the majority of which is unhedged, and as such benefit from appreciation of both underlying markets and local currencies. Our long sided exposure remains heavily tilted towards economically sensitive sectors while the majority of our short exposure is focused on lower-volatility sectors.

July 24, 2017

Michael Shaoul

Chairman, CEO & Portfolio Manager

The Reflation Chronicles

Tumultuous sentiment and placid markets set the tone for investors during the first half of 2017. The media’s obsessive focus on political gossip and speculative conspiracy theory have obscured some very constructive developments in global capital markets.

During the past two quarters, major equity indices in South Korea, Mexico, Taiwan, Germany and the U.S. registered new all-time or generational highs. Fixed income liquidity, performance and issuance continued to improve in most emerging markets, with inflows replacing years of capital flight.

Strong performance in emerging markets was particularly impressive given the lack of support from commodity prices. This dynamic contrasts markedly from the bull market of 2002-2008, where commodity inflation supported flows into a number of important emerging economies.

A decade ago, Chinese demand provided an all-purpose rationale for unrelenting price appreciation across the commodity complex. This gave rise to the mistaken idea of commodities as a distinct and uncorrelated asset class that warranted index exposure from diversified institutional investors. Once the surge in passive commodity holders had run its course, market fundamentals came to the fore. Persistent high prices provoked over investment and oversupply in a broad assortment of crucial markets. Widespread price declines ensued.

Weakness in commodities filtered through major inflation indices to suppress reported levels. This comes at a time when global central bankers have seized on consumer price inflation as a primary macroeconomic target.

The history of central bankers highlighting certain economic or financial factors that they wish to manipulate has been inglorious, to say the least. Unintended consequences have been the rule. During the destructive inflation of the 1970s, nearly every communication from the Federal Reserve emphasized a target growth rate for the monetary aggregates that would, in theory, restrain prices and support non-inflationary expansion.

Efforts to set policy levels at rates that would produce a target path for M-1 and M-2 growth and thereby manage the trend of inflation were spectacularly ineffective. By the end of the process, inflation reached 15%, bond markets collapsed and short term rates briefly exceeded 20%. Effects in the real economy were similarly severe. Unemployment topped 10%, housing activity all but disappeared and the structural deterioration of financial institutions’ balance sheets began in earnest, culminating in the savings & loan crisis and the collapse of several important national banks.

Four decades on, the Federal Reserve, along with most other major central banks, is again fixated on inflation. This time around, the worry is that the headline rates of inflation are too low, and must be manipulated higher by generous monetary policy.

Our sense is that this current exercise will also end in tears. The theoretical contention that monetary policy can control price levels does not hold up under even perfunctory examination.

A quick look at inflationary episodes since the 18th century reveals two important mechanisms through which monetary and credit conditions act to raise broad price levels — asset inflation and currency depreciation.

Given the composition of the CPI and other popular measures of inflation, it is almost impossible to construct a logical sequence of cause and effect that transmits central bank policy directly to these indices without first creating tremendous distortions in other aspects of the economy and financial system.

Most of the critical sectors contributing to variance in CPI are, at most, only slightly responsive to monetary inputs. Medical costs are clearly most sensitive to political and regulatory influences. Education is in its own pricing cocoon, while housing costs (determined by rental rate equivalents) should decline when easy monetary conditions allow for the production of more supply.

Other large sectors influencing headline inflation rates (food and beverage, transportation) derive most of their volatility from movements in commodity prices. Then there is the special case of technology, where long-term business models focus on offering more features for lower prices.

The idea that monetary conditions will alter the fundamental supply and demand picture for any of the aforementioned constituents of CPI is far-fetched. Demand for most basic consumption goods is not particularly sensitive to central bank policy, other than in cases where serious errors provoke widespread distress and penury. A case can be made that supply is somewhat more sensitive to monetary factors, but in the opposite way that contemporary theory holds. Easier policy conditions allow more producers to enter and survive and thus maintain adequate or excessive supplies and destructive competition.

The broadening depression in traditional retail is a good case in point. Easy financing conditions have allowed many marginal merchants to hang on and operate for just enough cash flow to keep the lights on. The collapse in margins brought about by hyper-competition is mistakenly looked upon as deflation, when, in fact, it is more an outgrowth of excess investment in commercial real estate and the ease of entry in venture-backed electronic commerce. There are simply too many delivery systems for most consumer products to sustain retail margins at traditional levels.

While prices of consumers’ goods have little direct link to monetary and credit conditions, prices of investable assets are an entirely different story.

Asset values are directly responsive to interest rates, credit availability, market liquidity and risk appetites. These fundamental variables are, in turn, highly sensitive to monetary policy, particularly when it approaches extremes. An important characteristic of monetary conditions that we consider extreme is the presence of unusually high or low real rates of interest. We arrive at a sense of real rates by comparing the cost of high-grade credit across the spectrum of maturities with the annual growth rate of nominal Gross Domestic Product (“GDP”).

We are now in the seventh year of abnormally low real rates across the maturity spectrum. With nominal GDP running slightly above 4%, there is no maturity point in the corporate “A” rated curve where borrowing costs are above that level. For shorter maturities and higher ratings, the gap between interest rates and nominal growth is at near record levels and has persisted for the longest interval in U.S. history.

Interest rates persisting below the nominal growth rate of GDP offer, in the broadest sense, the opportunity to establish levered “carry trades” with positive cash flows in nearly all productive assets.

Generous financing terms do not increase the appetite for the majority of consumers’ goods. They do, however, directly stimulate demand for productive assets and securities with cash flows that can be acquired with abnormally cheap credit. These investment media also benefit from the valuation boosts that automatically result when lower long-term rates, acting as discount factors, raise the net present value of all long-lived productive assets. The present value of a cheeseburger does not budge with lower rates, but the value of the business selling them and the premises in which it is housed will tend to rise.

At this stage in the cycle, it is reasonably clear that the extraordinary monetary exertions by the Federal Reserve and its peers have mostly served to inflate returns, valuations and incomes for those able to invest and enjoy the rewards of asset inflation.

Monetary measures that prompt asset inflation can expand to the intended inflation of consumer prices through two mechanisms. In one, unusual accumulations of wealth among those who benefit from the inflation of investable assets will likely trigger overwhelming demand for luxury goods and other trappings of the regal life. Goods and services at the ultra high end will likely inflate, prompting expansions of investment, production, employment and wages.

If demand at the high end is broad enough, more general effects could emerge. This has been the case with property markets in New York, San Francisco, Palm Beach and any number of upper end vacation spots. Of course, none of the obvious inflation of property prices and rental costs makes it into the headline inflation numbers on which the Federal Reserve relies to assess their progress in raising “inflation” to their 2% target.

The second means by which inflation can migrate from central bank policy to everyday goods and services is currency depreciation. This has been the key feature of the great hyperinflations throughout history, including contemporary examples in Venezuela and Zimbabwe.

The notorious German hyperinflation of the Weimar era was ultimately a consequence of collapsing demand for the Mark and a decline in its purchasing power to near zero. Although less severe, the high levels of inflation experienced by the UK during the 1970s relative to its peers was the outcome of a steep depreciation of sterling that started with the 1967 devaluation and persisted for the next decade.

Intentional destruction of a currency’s purchasing power and exchange value is rarely an outcome intended by modern central banks. That tactic was much more in vogue when monarchy was the common form of governance and the monarch was the largest borrower in the society. When the burdens of extravagance strained royal coffers, it was common to devalue the monetary unit and attempt to repay debts with depreciated money. These shenanigans often provoked rebellion, military adventure or expropriation of private assets by the king or queen. Those episodes of economic history gave rise to a widespread distrust of “fiat” money that persists to this day.

The academic notion that there exists a direct link between expansive monetary and credit conditions and the overall level of consumer prices is mistaken. The causal pathways are indirect and first pass through asset prices or foreign exchange markets. In both cases, the unwanted effects will be profound. All of the great destabilizing speculative manias that ended with credit deflation and financial system failure had, at their cores, rampant asset inflation and over-investment in the inflating sectors.

From the Dutch Tulip Mania in the mid-17th century, the South Sea and Mississippi Bubbles in the early 18th century, the U.S. railroad boom throughout the 19th century, the stock market bubble of the 1920s and the housing mania of the last decade, accommodative monetary conditions were most clearly manifest in leveraged speculation in rapidly inflating assets. These appreciating collateral forms became even more attractive to lenders and speculators, and the spiral continued until the weight of supply and some change in monetary conditions brought the whole house down.

The deflationary episodes that followed on the heels of credit and asset inflations were prompted by abrupt withdrawals of liquidity from investors and lenders who had become increasingly illiquid during the boom phase. Forced liquidations of depreciating collateral and the destruction of financial institutions, consumers’ savings and purchasing power were a natural resolution.

Credit liquidations and asset deflations are the stuff of which central bankers’ nightmares are made.

When they loom, as in 2008, all conceivable tools (and some previously inconceivable ones) should be brought to bear. The ability to abort deflationary credit spirals and provide liquidity to failing depository institutions is, in our view, the principal justification for the existence of central banks. We strongly support emergency responses when calamity threatens.

We do not, however, believe that emergency policies meant to arrest credit deflation and threats of widespread failure are appropriate long-term therapy for more chronic economic shortcomings.

Once the acute stage of credit distress has passed and markets begin to exhibit stability, attempts by central banks to fine-tune economic and financial conditions by continuing the abnormal policies that worked in the emergency phase will kindle another cycle of exuberance and over-investment, with the same destabilizing potential as the one just past.

In each episode of inappropriate monetary expansion, the governors and staff of the central bank seize upon one variable that requires continued ease to prod it back to some theoretically propitious level.

At present, the nearly universal policy aim to raise the annual rate of consumer price inflation to a minimum of 2% is unsound on two counts. Consumer prices are only distantly connected to monetary policy, and more importantly, a fall in their overall level does not constitute the dangerous sort of deflationary contraction that results from collapsing credit quality, liquidity and collateral values that accompany the deflation of asset bubbles. There is very little systemic risk that arises from declining costs of everyday consumer goods or services, as these are rarely the backing for leverage in the financial system. Assets in which leveraged investment and speculation can easily arise are the real systemic threat in every episode of excess in every financial system.

The Japanese credit explosion in the 1980s created secular risks in property and equity price inflation. When these prices reversed, the financial infrastructure was impaired for a generation. The same sequence was apparent after the Chinese stimulus in 2009-2010.

In recent years, the Swiss National Bank has run the most aggressive anti-deflation policy in Europe, but Swiss consumer prices and interest rates are stuck near zero. Swiss property prices, on the other hand, have risen at record rates. Risks to the Swiss economy do not lurk in the threat of cheaper fondue, but in the possibility that property values will decline in the face of higher financing costs.

Our point is that central banks are, absent collapses in exchange rates, nearly powerless to influence the main components of popular consumer price indices. In their efforts to induce traditional inflation, they are destined to create the sort of asset inflations that constitute real systemic risk.

The current cycle is unique in the sense that almost all central banks subscribe to similar academic doctrines. Predictive failures in macroeconomic models are met with more urgent policy measures rather than reconsideration of the underlying premises.

As long as global central bankers persist in tilting at windmills, asset inflation and shocking valuations for productive investment media are likely to persist. The greatest difficulty for investors is to remain involved in the face of prices that seem to make little sense.

July 24, 2017

Michael C. Aronstein

President, CIO & Portfolio Manager

The foregoing represents the opinions of the Chairman, CEO & Portfolio Manager and of the President, CIO & Portfolio Manager, respectively, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in exchange-traded funds are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the fund’s ability to sell its shares.

Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investing in the Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

The S&P 500® Index is a trademark of McGraw Hill Financial Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The securities holdings and volatility of the Fund differ significantly from the stocks that make up the S&P 500® Index. An investment cannot be made directly into an index.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Gross domestic product (GDP) is a monetary measure of the market value of all final goods and services produced in a period (quarterly or yearly).

Upside/downside capture ratio shows you whether a given fund has outperformed — gained more or lost less than — a broad market benchmark during periods of market strength and weakness, and if so, by how much.

Financial correlations measure the relationship between the changes of two or more financial variables over time.

Cash flow: the total amount of money being transferred into and out of a business, especially as affecting liquidity.

Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

Euro Stoxx Bank Index is a stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Börse Group. It is made up of fifty of the largest and most liquid stocks.

Taiwan Taiex Index is a stock market index for companies traded on the Taiwan Stock Exchange.

M-2 is a measure of the money supply that includes all elements of M-1 as well as “near money.” M-1 includes cash and checking deposits, while near money refers to savings deposits, money market securities, mutual funds and other time deposits.

References to other funds should not to be considered an offer to buy or sell these securities.

The Marketfield Fund (the “Fund”) is managed by Marketfield Asset Management LLC (the “Adviser”) and distributed by Quasar Distributors, LLC.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2017 to June 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for purchases of $1,000,000 or more that are redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	Class A
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period January 1, 2017 - June 30, 2017*
Actual	$1,000.00	$1,066.60	$12.81
Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	$12.47

*	Expenses are equal to the Class A shares’ annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Class C
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period January 1, 2017 - June 30, 2017*
Actual	$1,000.00	$1,063.00	$16.78
Hypothetical (5% return before expenses)	$1,000.00	$1,008.53	$16.33

*	Expenses are equal to the Class C shares’ annualized expense ratio of 3.28%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Class I
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period January 1, 2017 - June 30, 2017*
Actual	$1,000.00	$1,068.10	$11.64
Hypothetical (5% return before expenses)	$1,000.00	$1,013.54	$11.33

*	Expenses are equal to the Class I shares’ annualized expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	Class R6
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period January 1, 2017 - June 30, 2017*
Actual	$1,000.00	$1,069.20	$11.03
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74

*	Expenses are equal to the Class R6 shares’ annualized expense ratio of 2.15%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s assets between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of June 30, 2017 is shown below.

*	Valued at the net unrealized appreciation (depreciation).

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of June 30, 2017

Class	Sales Charge		6 Months	1 Year	5 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	0.80%	4.25%	-1.10%	3.67%
		Excluding sales charge	6.66%	10.30%	0.03%	4.26%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	5.30%	8.40%	-0.73%	3.47%
	within One Year of Purchase	Excluding sales charge	6.30%	9.40%	-0.73%	3.47%
Class I(2)	No Sales Charge		6.81%	10.50%	0.25%	4.50%
Class R6(3)	No Sales Charge		6.92%	10.67%	0.37%	4.57%
S&P 500 Index			9.34%	17.90%	14.63%	7.58%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to the MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

(3)

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in certain expenses attributable to each share class.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

*	The inception date of Class I shares.
(1)

The minimum investment for Class I shares is $1,000,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The minimum investment for Class C shares is $2,500. Class A shares have a minimum investment of $2,500. The minimum investment for Class R6 shares is $250,000.

MARKETFIELD FUND

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS — 52.10%

Aerospace & Defense — 5.20%
BAE Systems PLC(a)	638,882	$5,271,455
Lockheed Martin Corp.	20,872	5,794,276
Northrop Grumman Corp.	23,955	6,149,488
Raytheon Co.	49,884	8,055,268

		25,270,487

Auto Components — 1.03%
Continental AG(a)	23,149	4,995,778

Building Products — 2.73%
Fortune Brands Home & Security, Inc.	63,488	4,141,957
Masco Corp.(c)	112,975	4,316,775
TOTO Ltd.(a)	126,386	4,820,591

		13,279,323

Chemicals — 3.75%
BASF SE(a)	36,167	3,349,683
Potash Corp. of Saskatchewan, Inc.(a)	175,176	2,855,369
Sociedad Quimica y Minera de Chile SA — ADR(c)	215,094	7,102,404
The Sherwin-Williams Co.	14,073	4,939,060

		18,246,516

Electrical Equipment — 1.22%
Rockwell Automation, Inc.	36,692	5,942,636

Electronic Equipment, Instruments & Components — 1.94%
Keyence Corp.(a)	21,462	9,414,848

Energy Equipment & Services — 0.77%
Schlumberger Ltd.(a)	56,715	3,734,116

Food & Staples Retailing — 3.37%
Costco Wholesale Corp.	55,600	8,892,108
Wal-Mart Stores, Inc.	98,968	7,489,898

		16,382,006

Health Care Equipment & Supplies — 2.02%
Intuitive Surgical, Inc.(b)	10,515	9,835,416

Hotels, Restaurants & Leisure — 0.84%
Dalata Hotel Group PLC(a)(b)	743,533	4,093,279

Household Durables — 7.59%
DR Horton, Inc.(c)	335,012	11,581,365
Lennar Corp. — Class A	141,463	7,542,807
PulteGroup, Inc.	367,632	9,018,013
Sony Corp. — ADR(c)	164,198	6,270,722
Sony Corp.(a)	65,059	2,479,154

		36,892,061

Industrial Conglomerates — 6.48%
3M Co.	56,622	11,788,134
Honeywell International, Inc.	40,652	5,418,505
Siemens AG(a)	104,060	14,303,882

		31,510,521

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

	Shares	Value
Internet Software & Services — 1.58%
Facebook, Inc. — Class A(b)	50,834	$7,674,917

Metals & Mining — 4.65%
AK Steel Holding Corp.(b)	711,482	4,674,437
BHP Billiton Ltd. — ADR(c)	204,599	7,281,678
Southern Copper Corp.(c)	171,849	5,951,131
Steel Dynamics, Inc.	131,090	4,694,333

		22,601,579

Real Estate Management & Development — 0.93%
The St. Joe Co.(b)(c)	242,006	4,537,612

Road & Rail — 1.84%
Norfolk Southern Corp.	73,747	8,975,010

Semiconductors & Semiconductor Equipment — 1.01%
Intel Corp.	145,180	4,898,373

Software — 1.99%
Microsoft Corp.(c)	111,078	7,656,607
Splunk, Inc.(b)	35,916	2,043,261

		9,699,868

Specialty Retail — 3.16%
Industria de Diseno Textil SA — ADR(a)	217,558	8,351,560
Ross Stores, Inc.(c)	121,610	7,020,545

		15,372,105

TOTAL COMMON STOCKS (Cost $168,007,045)		253,356,451

EXCHANGE-TRADED FUNDS — 34.68%
iShares MSCI Brazil Capped ETF	210,944	7,201,628
iShares MSCI Emerging Markets ETF(c)	1,029,219	42,599,374
iShares MSCI Mexico Capped ETF(c)	408,125	22,014,263
iShares MSCI South Korea Capped ETF(c)	406,149	27,540,964
iShares MSCI Taiwan Capped ETF(c)	478,639	17,116,131
iShares U.S. Home Construction ETF(c)	385,005	13,067,070
SPDR S&P Homebuilders ETF(c)	199,323	7,679,915
SPDR S&P Oil & Gas Exploration & Production ETF(c)	212,714	6,789,831
SPDR S&P Regional Banking ETF(c)	327,259	17,982,882
VanEck Vectors Gold Miners ETF	300,630	6,637,910

TOTAL EXCHANGE-TRADED FUNDS (Cost $140,910,469)		168,629,968

PREFERRED STOCKS — 1.15%
Banks — 1.15%
Itau Unibanco Holding SA(a)	503,929	5,568,416

TOTAL PREFERRED STOCKS (Cost $6,181,944)		5,568,416

	Contracts
PURCHASED OPTIONS — 0.63%
Call Options — 0.32%
Maxis Nikkei 225 Index
Expiration: July 2017, Exercise Price $182.26(a)	750	273,394
Taiwan Stock Exchange Weighted Index
Expiration: July 2017, Exercise Price $328.73(a)	2,700	1,260,355

		1,533,749

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

June 30, 2017 (Unaudited)

	Notional Amount	Value
Capped Options — 0.31%
CAP — US CPI Urban Consumers NAS(d)	$800,000,000	$1,489,600

TOTAL PURCHASED OPTIONS (Cost $5,218,470)		3,023,349

	Shares
SHORT-TERM INVESTMENTS — 9.63%
Money Market Fund — 9.63%
Fidelity Institutional Money Market Funds — Government Portfolio — Class I, 0.810%(e)	46,841,993	46,841,993

TOTAL SHORT-TERM INVESTMENTS (Cost $46,841,993)		46,841,993

Total Investments (Cost $367,159,921) — 98.19%		477,420,177
Other Assets in Excess of Liabilities — 1.81%		8,822,200

TOTAL NET ASSETS — 100.00%		$486,242,377

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for forwards, securities sold short, and swap contracts with an aggregate fair value of $157,205,070.
(d)	See Schedule of Purchased Capped Options for details.
(e)	Seven day yield as of June 30, 2017.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CPI	Consumer Price Index
Ltd.	Limited is a term indicating a company is incorporated and shareholder have limited liability.
NAS	Not Adjusted Seasonally
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

June 30, 2017 (Unaudited)

	Shares	Value
SECURITIES SOLD SHORT — (28.65)%

COMMON STOCKS — (3.85)%

Banks — (1.03)%
Signature Bank/New York NY	(35,045)	$(5,030,009)

Capital Markets — (2.22)%
BlackRock, Inc.	(10,947)	(4,624,122)
Eaton Vance Corp.	(57,517)	(2,721,705)
Invesco Ltd.(a)	(58,902)	(2,072,761)
T Rowe Price Group, Inc.	(18,219)	(1,352,032)

		(10,770,620)

Health Care Providers & Services — (0.60)%
Laboratory Corp of America Holdings	(18,812)	(2,899,681)

TOTAL COMMON STOCKS (Proceeds $16,726,981)		(18,700,310)

EXCHANGE-TRADED FUNDS — (18.09)%
Consumer Staples Select Sector SPDR Fund	(533,049)	(29,285,712)
Health Care Select Sector SPDR Fund	(250,628)	(19,859,763)
iShares U.S. Real Estate ETF	(229,951)	(18,343,191)
Utilities Select Sector SPDR Fund	(394,285)	(20,487,049)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $83,475,689)		(87,975,715)

MASTER LIMITED PARTNERSHIPS — (1.07)%
The Blackstone Group LP	(155,808)	(5,196,197)

TOTAL MASTER LIMITED PARTNERSHIPS (Proceeds $5,596,615)		(5,196,197)

REAL ESTATE INVESTMENT TRUSTS — (5.64)%
Apartment Investment & Management Co. — Class A	(62,822)	(2,699,462)
AvalonBay Communities, Inc.	(22,636)	(4,349,960)
Boston Properties, Inc.	(17,915)	(2,203,903)
Equity Residential	(59,775)	(3,934,988)
Essex Property Trust, Inc.	(9,072)	(2,333,954)
SL Green Realty Corp.	(60,775)	(6,429,995)
The Macerich Co.	(56,471)	(3,278,706)
Vornado Realty Trust	(23,559)	(2,212,190)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $27,195,086)		(27,443,158)

Total Securities Sold Short (Proceeds $132,994,371)		$(139,315,380)

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Purchased Capped Options

June 30, 2017 (Unaudited)

Description	Counterparty (Issuer)	Strike Price	Floating Rate	Expiration Date	Notional Amount	Upfront Premiums Paid/(Received)	Fair Value	Unrealized Appreciation/ (Depreciation)
CAP — US CPI Urban Consumers NAS	Morgan Stanley Capital Services	2.00%	Max of Inflation adjustment less (1+2%2), or $0	9/6/2018	$800,000,000	$4,400,000	$1,489,600	$(2,910,400)

Total net unrealized depreciation on Purchased Capped Options								$(2,910,400)

Abbreviations:

CPI	Consumer Price Index
NAS	Not Adjusted Seasonally

Schedule of Open Futures Contracts

June 30, 2017 (Unaudited)

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
SGX Nikkei 225 Index Future	175	$15,559,013	Sep-17	$(64,881)

Total Futures Contracts Purchased		$15,559,013		$(64,881)

Schedule of Open Forward Foreign Currency Contracts

June 30, 2017 (Unaudited)

Sale Contracts:

Counterparty of contract	Notional Amount	Forward Expiration Date	Currency to be Received	U.S. $ Value at June 30, 2017	Currency to be Delivered	U.S. $ Value on Origination Date	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	1,082,224,512	9/5/2017	U.S. Dollar	(9,650,177)	Japanese Yen	(9,757,682)	$107,505

Total Sales Contracts							$107,505

Schedule of Total Return Swaps

June 30, 2017 (Unaudited)

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Financing Rate	Termination Date	Notional Amount	Number of Units	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Euro STOXX Banks Index Futures	Pay	–%	09/15/2017	$27,417,652	3,726	$350,525

Total net unrealized appreciation on Total Return Swaps							$350,525

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities

June 30, 2017 (Unaudited)
Assets
Investments in securities, at value (cost $367,159,921)	$477,420,177
Foreign currency, at value (cost $3,579,869)	3,667,762
Receivables:
Investments sold	2,216,473
Fund shares sold	130,039
Dividends and interest	210,874
Dividend tax reclaim receivable	3,760,917
Unrealized appreciation on open swap contracts	350,525
Unrealized appreciation on forward foreign currency contracts	107,505
Deposits at brokers for derivative instruments(1)	140,667,151
Other assets	27,695

Total Assets	628,559,118

Liabilities
Securities sold short, at value (proceeds received $132,994,371)	139,315,380
Payables:
Investments purchased	734,974
Fund shares redeemed	782,474
Swap contracts	499,390
To affiliates	223,834
To distributor	174,504
To adviser	308,113
Dividends and interest on short positions	166,689
Accrued expenses and other liabilities	111,383

Total Liabilities	142,316,741

Net Assets	$486,242,377

Net assets consist of:
Paid-in capital	894,302,444
Accumulated net investment income	2,144,775
Accumulated undistributed net realized loss	(513,543,575)
Net unrealized appreciation (depreciation) on:
Investments in securities	112,455,377
Futures contracts	(64,881)
Swap contracts	350,525
Forward foreign currency contracts	107,505
Securities sold short	(6,321,009)
Foreign currency translations	(993,663)
Purchased options	(2,195,121)

Net Assets	$486,242,377

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities (continued)

June 30, 2017 (Unaudited)

Class A
Net assets	$82,014,043
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,393,126
Net asset value, minimum offering, and redemption price per share	$15.21
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$16.09

Class C
Net assets	$98,753,688
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,732,980
Net asset value, offering, and redemption price per share(3)	$14.67

Class I
Net assets	$303,003,415
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	19,712,554
Net asset value, offering, and redemption price per share	$15.37

Class R6
Net assets	$2,471,231
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	159,868
Net asset value, offering, and redemption price per share	$15.46

(1)	Serves as collateral for securities sold short and derivative instruments including forwards, futures, swaps and options.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Dividend income(1)	$3,889,771
Interest income	598,044

Total Investment Income	4,487,815

Expenses
Management fees	3,811,903
Dividend expense	1,928,799
Distribution/Service fees — Class C	551,516
Transfer agent fees and expenses	355,870
Administration and accounting fees	338,879
Distribution/Service fees — Class A	116,384
Custody fees	84,968
Federal and state registration fees	52,606
Reports to shareholders	43,642
Audit and tax fees	20,804
Legal fees	11,834
Chief Compliance Officer fees	5,973
Trustees’ fees	3,031
Pricing fees	2,781
Interest expense	453
Other expenses	27,876

Total Expenses	7,357,319

Less waivers and reimbursement by Adviser (Note 4)	(513,430)

Net Expenses	6,843,889

Net Investment Loss	(2,356,074)

Realized And Unrealized Gain (Loss) on Investments And Foreign Currency
Net realized gain (loss) on:
Investments	40,432,509
Futures contracts	106,856
Swap contracts	518,744
Forward foreign currency contracts	(279,922)
Securities sold short	(8,500,592)
Foreign currency translations	(1,802,003)
Purchased options	1,643,801
Written options	1,012,306

33,131,699

Net change in unrealized appreciation (depreciation) on:
Investments	18,442,128
Futures contracts	(64,881)
Swap contracts	5,255,613
Forward foreign currency contracts	(387,840)
Securities sold short	(7,477,967)
Foreign currency translations	275,527
Purchased options	(9,845,735)
Written options	130,017

6,326,862

Net Realized And Unrealized Gain on Investments And Foreign Currency	39,458,561

Net Increase In Net Assets From Operations	$37,102,487

(1)	Net of $132,445 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
From Operations
Net investment loss	$(2,356,074)	$(19,807,593)
Net realized gain (loss) on:
Investments	40,432,509	31,476,240
Futures contracts	106,856	(11,549,582)
Swap contracts	518,744	(7,662,294)
Forward foreign currency contracts	(279,922)	—
Securities sold short	(8,500,592)	35,530,249
Foreign currency translations	(1,802,003)	(17,037,157)
Purchased options	1,643,801	—
Written options	1,012,306	6,125,395
Net change in unrealized appreciation (depreciation) on:
Investments	18,442,128	(57,441,006)
Futures contracts	(64,881)	776,168
Swap contracts	5,255,613	(11,738,181)
Forward foreign currency contracts	(387,840)	—
Securities sold short	(7,477,967)	(59,425,476)
Foreign currency translations	275,527	7,752,928
Purchased options	(9,845,735)	—
Written options	130,017	(1,230,017)

Net increase (decrease) in net assets from operations	37,102,487	(104,230,326)

From Capital Share Transactions
Proceeds from shares sold — Class A	1,731,592	8,415,118
Payments for shares redeemed — Class A	(27,942,330)	(182,969,679)
Shares converted into Class A from Investor Class (Note 1)	—	5,270,467
Proceeds from shares sold — Investor Class	—	571,471
Payments for shares redeemed — Investor Class	—	(7,310,941)
Shares converted from Investor Class into Class A (Note 1)	—	(5,270,467)
Proceeds from shares sold — Class C	260,266	1,969,369
Payments for shares redeemed — Class C	(32,264,480)	(179,211,159)
Proceeds from shares sold — Class I	14,644,335	85,796,953
Payments for shares redeemed — Class I	(111,911,006)	(1,344,714,115)
Shares converted into Class I from Class R2 (Note 1)	—	3,118,720
Shares converted into Class I from Class P (Note 1)	—	8,432,653
Proceeds from shares sold — Class R2	—	158,981
Payments for shares redeemed — Class R2	—	(2,447,520)
Shares converted from Class R2 into Class I (Note 1)	—	(3,118,720)
Proceeds from shares sold — Class R6	380,415	2,641,915
Payments for shares redeemed — Class R6	(869,999)	(5,286,186)
Proceeds from shares sold — Class P	—	565,393
Payments for shares redeemed — Class P	—	(29,682,015)
Shares converted from Class P into Class I (Note 1)	—	(8,432,653)

Net decrease in net assets from capital share transactions	(155,971,207)	(1,651,502,415)

Total Decrease in Net Assets	(118,868,720)	(1,755,732,741)

Net Assets:
Beginning of Period	605,111,097	2,360,843,838

End of Period	$486,242,377	$605,111,097

Accumulated Net Investment Income	$2,144,775	$4,500,849

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		October 5, 2012* through December 31, 2012
Net Asset Value, Beginning of Period	$14.26	$14.79		$16.16	$18.47	$15.84		$15.80 (1)

Income (loss) from investment operations:
Net investment loss(2)	(0.06)	(0.22)		(0.17)	(0.20)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.01	(0.31)		(1.20)	(2.11)	2.91		0.15

Total from investment operations	0.95	(0.53)		(1.37)	(2.31)	2.63		0.11

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(3)	—
From net realized gain on investments	—	—		—	—	—		(0.07)

Total distributions paid	—	—		—	—	(0.00	)(3)	(0.07)

Net Asset Value, End of Period	$15.21	$14.26		$14.79	$16.16	$18.47		$15.84

Total return(4)(5)	6.66%	(3.58)%		(8.48)%	(12.51)%	16.60	%(6)	0.72%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$82,014	$101,876		$283,906	$793,299	$1,718,301		$137,056

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses(8)	2.69%	2.88%		2.54%	2.65%	2.87%		4.07%
After waivers and reimbursements or recoupment of expenses(9)	2.50%	2.84	%(12)	2.54%	2.65%	2.87%		4.07%

Ratio of net investment loss to average net assets:(7)(10)
Before waivers and reimbursements of expenses	(1.04)%	(1.60)%		(1.08)%	(1.15)%	(1.59)%		(1.13)%
After waivers and reimbursements or recoupment of expenses	(0.85)%	(1.56)%		(1.08)%	(1.15)%	(1.59)%		(1.13)%

Portfolio turnover rate(5)(11)	5%	86%		93%	98%	32%		66%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of October 5, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 1.99% for the six months ended June 30, 2017 and 1.87%, 1.80%, 1.78%, 1.78%, and 1.80% for the periods ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(9)

Expense ratios of expenses to average net assets after waivers and reimbursements or recoupment of expenses excluding dividend and interest expense on short positions were 1.80% for the six months ended June 30, 2017 and 1.83%, 1.80%, 1.78%, 1.78%, and 1.80% for the periods ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(10)	The net investment loss ratios include dividend and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(12)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS C

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		October 5, 2012* through December 31, 2012
Net Asset Value, Beginning of Period	$13.80	$14.43		$15.89	$18.30	$15.81		$15.80 (1)

Income (loss) from investment operations:
Net investment loss(2)	(0.12)	(0.31)		(0.28)	(0.33)	(0.41)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	(0.32)		(1.18)	(2.08)	2.90		0.15

Total from investment operations	0.87	(0.63)		(1.46)	(2.41)	2.49		0.08

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(3)	—
From net realized gain on investments	—	—		—	—	—		(0.07)

Total distributions paid	—	—		—	—	(0.00	)(3)	(0.07)

Net Asset Value, End of Period	$14.67	$13.80		$14.43	$15.89	$18.30		$15.81

Total return(4)(5)	6.30%	(4.37)%		(9.19)%	(13.17)%	15.75	%(6)	0.53%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$98,754	$123,651		$315,894	$1,003,835	$1,582,396		$124,430

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses(8)	3.47%	3.65%		3.29%	3.38%	3.62%		4.82%
After waivers and reimbursements or recoupment of expenses(9)	3.28%	3.59	%(12)	3.29%	3.38%	3.62%		4.82%

Ratio of net investment loss to average net assets:(7)(10)
Before waivers and reimbursements of expenses	(1.82)%	(2.36)%		(1.84)%	(1.89)%	(2.35)%		(1.85)%
After waivers and reimbursements or recoupment of expenses	(1.63)%	(2.30)%		(1.84)%	(1.89)%	(2.35)%		(1.85)%

Portfolio turnover rate(5)(11)	5%	86%		93%	98%	32%		66%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of October 5, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 2.76% for the six months ended June 30, 2017 and 2.65%, 2.57%, 2.53%, 2.53%, and 2.50% for the periods ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(9)

Expense ratios of expenses to average net assets after waivers and reimbursements or recoupment of expenses excluding dividend and interest expense on short positions were 2.57% for the six months ended June 30, 2017 and 2.59%, 2.57%, 2.53%, 2.53%, and 2.50% for the periods ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(10)	The net investment loss ratios include dividend and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(12)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.39	$14.89		$16.24	$18.51	$15.84		$14.02

Income (loss) from investment operations:
Net investment loss(1)	(0.05)	(0.19)		(0.13)	(0.16)	(0.23)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	(0.31)		(1.22)	(2.11)	2.90		1.95

Total from investment operations	0.98	(0.50)		(1.35)	(2.27)	2.67		1.89

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(2)	—
From net realized gain on investments	—	—		—	—	—		(0.07)

Total distributions paid	—	—		—	—	(0.00	)(2)	(0.07)

Net Asset Value, End of Period	$15.37	$14.39		$14.89	$16.24	$18.51		$15.84

Total return(3)(4)	6.81%	(3.36)%		(8.31)%	(12.26)%	16.86	%(5)	13.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$303,003	$376,791		$1,698,033	$7,062,935	$15,867,200		$4,144,927

Ratio of expenses to average net assets:(6)
Before waivers and reimbursements of expenses(7)	2.46%	2.61%		2.26%	2.39%	2.60%		2.86%
After waivers and reimbursements or recoupment of expenses(8)	2.27%	2.56	%(11)	2.26%	2.39%	2.60%		2.86%

Ratio of net investment loss to average net assets:(6)(9)
Before waivers and reimbursements of expenses	(0.81)%	(1.38)%		(0.82)%	(0.90)%	(1.33)%		(1.28)%
After waivers and reimbursements or recoupment of expenses	(0.62)%	(1.33)%		(0.82)%	(0.90)%	(1.33)%		(1.28)%

Portfolio turnover rate(4)(10)	5%	86%		93%	98%	32%		66%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Rounds to less than 0.5 cent per share.
(3)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(6)	Annualized for periods less than one year.
(7)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 1.75% for the six months ended June 30, 2017 and 1.61%, 1.56%, 1.53%, 1.52%, and 1.53% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(8)

Expense ratios of expenses to average net assets after waivers and reimbursements or recoupment of expenses excluding dividend and interest expense on short positions were 1.56% for the six months ended June 30, 2017 and 1.56%, 1.56%, 1.53%, 1.52%, and 1.53% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(9)	The net investment loss ratios include dividend and interest expense on short positions.
(10)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(11)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS R6

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	June 17, 2013* through December 31, 2013
Net Asset Value, Beginning of Period	$14.46	$14.94		$16.27	$18.53	$17.08	(1)

Income (loss) from investment operations:
Net investment loss(2)	(0.04)	(0.17)		(0.12)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	(0.31)		(1.21)	(2.13)	1.55

Total from investment operations	1.00	(0.48)		(1.33)	(2.26)	1.45

Less distributions paid:
From net investment income	—	—		—	—	(0.00	)(3)

Total distributions paid	—	—		—	—	(0.00	)(3)

Net Asset Value, End of Period	$15.46	$14.46		$14.94	$16.27	$18.53

Total return(4)(5)	6.92%	(3.21)%		(8.17)%	(12.20)%	8.49	%(6)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,471	$2,793		$5,749	$6,365	$1,957

Ratio of expenses to average net assets:(7)
Before waivers and reimbursements of expenses(8)	2.39%	2.64%		2.25%	2.34%	2.66%
After waivers and reimbursements or recoupment of expenses(9)	2.15%	2.55	%(12)	2.55%	2.34%	2.66%

Ratio of net investment loss to average net assets:(7)(10)
Before waivers and reimbursements of expenses	(0.77)%	(1.33)%		(0.78)%	(0.75)%	(1.04)%
After waivers and reimbursements or recoupment of expenses	(0.53)%	(1.24)%		(0.78)%	(0.75)%	(1.04)%

Portfolio turnover rate(5)(11)	5%	86%		93%	98%	32%

*	Inception date.
(1)	Based on the net asset value of Class I shares as of June 17, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Rounds to less than 0.5 cent per share.
(4)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(5)	Not annualized for periods less than one year.
(6)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(7)	Annualized for periods less than one year.
(8)

Expense ratios of expenses to average net assets before waivers and reimbursement of expenses excluding dividend and interest expense on short positions were 1.67% for the six months ended June 30, 2017 and 1.53%, 1.43%, 1.42% and 1.44% for the periods ended December 31, 2016, 2015, 2014, and 2013, respectively.

(9)

Expense ratios of expenses to average net assets after waivers and reimbursements or recoupment of expenses excluding dividend and interest expense on short positions were 1.43% for the six months ended June 30, 2017 and 1.44%, 1.43%, 1.42% and 1.44% for the periods ended December 31, 2016, 2015, 2014, and 2013, respectively.

(10)	The net investment loss ratios include dividend and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(12)	Effective after the close of business on April 8, 2016, Class R6 shares were subject to an expense limitation cap of 1.43%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

June 30, 2017 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers four classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Also, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC, or Class I shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Funds Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. Forward foreign currency contracts are valued at the mean between the bid and asked prices by an approved pricing service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued and will generally be classified as Level 2. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supported by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

Swap agreements are generally traded over the counter and are valued by a pricing service using observable inputs. If a price provided by a pricing service differs from the price provided by an independent dealer by

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

10% or more or the Adviser otherwise believes that the price provided by the pricing service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of June 30, 2017:

	Level 1	Level 2	Level 3(3)	Total
Assets:
Common Stocks(1)	$253,356,451	$—	$—	$253,356,451
Exchange-Traded Funds	168,629,968	—	—	168,629,968
Preferred Stocks	5,568,416	—	—	5,568,416
Purchased Options	1,533,749	1,489,600	—	3,023,349
Short-Term Investments	46,841,993	—	—	46,841,993

Total Assets	$475,930,577	$1,489,600	$—	$477,420,177

Liabilities:
Securities Sold Short
Common Stocks	$(18,700,310)	$—	$—	$(18,700,310)
Exchange-Traded Funds	(87,975,715)	—	—	(87,975,715)
Master Limited Partnerships	(5,196,197)	—	—	(5,196,197)
Real Estate Investment Trusts	(27,443,158)	—	—	(27,443,158)

Total Securities Sold Short	(139,315,380)	—	—	(139,315,380)

Total Liabilities	$(139,315,380)	$—	$—	$(139,315,380)

Other Financial Instruments(2)
Forwards	$—	$107,505	$—	$107,505
Futures	(64,881)	—	—	(64,881)
Swaps	—	350,525	—	350,525

Total Other Financial Instruments	$(64,881)	$458,030	$—	$393,149

(1)	See the Schedule of Investments for industry/geographic classifications.
(2)	Reflected at the net unrealized appreciation (depreciation) on the contracts held.
(3)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the six months ended June 30, 2017, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the six months ended June 30, 2017, there were no transfers between levels for the Fund.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of June 30, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts — Options	Investments, at value	$1,533,749	Written options, at value	$—
Interest Rate Contracts — Options	Investments, at value	1,489,600	Written options, at value	—
Equity Contracts — Futures	Net assets- Unrealized appreciation*	—	Net assets- Unrealized depreciation*	64,881
Equity Contracts — Swaps	Unrealized appreciation on swap contracts	350,525	Unrealized depreciation on swap contracts	—
Foreign Exchange Contracts — Forward Currency Contracts	Unrealized appreciation on forward foreign currency contracts	107,505	Unrealized depreciation on forward foreign currency contracts	—

Total		$3,481,379		$64,881

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2017 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Forward Foreign Currency Contracts	Total
Forward Exchange Contracts	$—	$—	$—	$—	$(279,922)	$(279,922)
Equity Contracts	1,643,801	1,012,306	106,856	5,579,092	—	8,342,055
Credit Contracts	—	—	—	(5,060,348)	—	(5,060,348)

Total	$1,643,801	$1,012,306	$106,856	$518,744	$(279,922)	$3,001,785

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Forward Foreign Currency Contracts	Total
Foreign Exchange Contracts	$—	$—	$—	$—	$(387,840)	$(387,840)
Equity Contracts	(3,210,535)	130,017	(64,881)	691,432	—	(2,453,967)
Interest Rate Contracts	(6,635,200)	—	—	—	—	(6,635,200)
Credit Contracts	—	—	—	4,564,181	—	4,564,181

Total	$(9,845,735)	$130,017	$(64,881)	$5,255,613	$(387,840)	$(4,912,826)

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Transactions in options written during the six months ended June 30, 2017 were as follows:

Put Options	Contracts	Premiums
Outstanding, beginning of period	10,000	$779,983
Options written	470	952,179
Options terminated in closing transactions	(10,470)	(1,732,162)

Outstanding, end of period	—	$—

As of June 30, 2017, the fair value of long positions which served as collateral for options written, as well as other derivative instruments including swaps, forwards and futures, and securities sold short was $157,205,070.

Transactions in purchased options during the six months ended June 30, 2017 were as follows:

	Contracts	Notional Amount
Outstanding, beginning of period	10,447	$800,000,000
Options purchased	4,814	200,000,000
Options terminated in closing transactions	(10,917)	(200,000,000)
Options expired	(894)	—

Outstanding, end of period	3,450	$800,000,000

Futures	and Forward Foreign Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the six months ended June 30, 2017 were as follows:

	Futures Contracts	Forward Foreign Currency Contracts
Long	$4,442,242	$—
Short	$—	$(16,473,131)

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the six months ended June 30, 2017, the Fund recorded net realized gain of $518,744 resulting from swap activity. The average monthly notional amount of swaps during the period was $51,100,391 for long positions and $0 for short positions.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex- dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund had deposits with Bank of America Merrill Lynch, Barclays Bank PLC, Morgan Stanley, and Citibank N.A. (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2013.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2016	$—	$—
December 31, 2015	$—	$—

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$482,679,620

Gross tax unrealized appreciation	127,344,878
Gross tax unrealized depreciation	(27,557,999)

Net tax unrealized appreciation	99,786,879

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(544,949,433)

Total accumulated losses	$(455,162,554)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Passive Foreign Investment Companies (PFICs), swaps and mark to market forward contracts. The other temporary difference is due to unsettled short sales not yet recognized for tax purposes.

At December 31, 2016, the Fund had short-term capital losses of $541,073,490, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2016.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Gain/(Loss)	Paid In Capital
$48,919,222	$11,893,523	$(60,812,745)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), net operating losses, swaps, PFICs and short sales.

(4)	Investment Adviser

The Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the six months ended June 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $3,811,903 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 8, 2019, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I	Class R6
1.80%	2.57%	1.56%	1.43%

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of waiver or reimbursement.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6
December 31, 2019	$75,799	$118,333	$493,140	$3,778
June 30, 2020	$85,560	$102,623	$322,191	$3,056

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a service fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 are not subject to the 12b-1 Plan. As of and during the six months ended June 30, 2017, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	Fees Expensed	Fees Owed
Class A	$116,384	$51,337
Class C	$551,516	$123,167

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian. The following table details the fees expensed for each service during the six months ended June 30, 2017, as well as the fees owed as of June 30, 2017.

	Fees Expensed During Fiscal Period		Fees Owed as of June 30, 2017
Administration and Fund Accounting	$338,879		$112,476
Pricing	2,781		1,495
Custody	84,968		46,586
Transfer Agent	131,406	(1)	61,294

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is a board member and an interested person of the Distributor.

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended June 30, 2017, the Fund was allocated $5,973 of the Trust’s Chief Compliance Officer fee. At June 30, 2017, the Fund owed fees of $1,983 to USBFS for Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class A
	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Shares sold	116,431	595,067
Shares redeemed	(1,869,791)	(13,009,589)
Shares Converted into Class A	—	363,425	(1)

Net decrease	(1,753,360)	(12,051,097)

Class C
Shares sold	18,077	142,810
Shares redeemed	(2,244,067)	(13,072,090)

Net decrease	(2,225,990)	(12,929,280)

Class I
Shares sold	972,178	6,036,683
Shares redeemed	(7,440,440)	(94,647,863)
Shares converted into Class I	—	789,643	(2)(3)

Net decrease	(6,468,262)	(87,821,537)

Class R6
Shares sold	24,861	182,180
Shares redeemed	(58,105)	(373,757)

Net decrease	(33,244)	(191,577)

(1)	The Investor Class shares were converted to Class A shares effective as of the close of business on August 15, 2016.
(2)	The Class R2 shares were converted to Class I shares effective as of the close of business on August 15, 2016.
(3)	The Class P shares were converted to Class I shares effective as of the close of business on August 15, 2016.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the six months ended June 30, 2017 are detailed below.

Purchases
U.S. Government	$—
Other	22,242,192

$22,242,192

Sales
U.S. Government	$—
Other	180,508,861

$180,508,861

MARKETFIELD FUND

Notes to Financial Statements, continued

June 30, 2017 (Unaudited)

(9)	Controlling Ownership

The ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At June 30, 2017, the following entities held over 25% of the Fund’s Class R6 shares outstanding:

National Financial Services LLC (for the benefit of their customers)	88%

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 10.00% of the fair value of unencumbered net assets of the Fund or $150,000,000, which expires on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest will be accrued at the prime rate of 3.75% through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017 and 4.25% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the six months ended June 30, 2017.

(11)	Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments, the Predecessor Fund’s investment adviser, in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the predecessor Fund, and other series of Mainstay Funds Trust, and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter. On April 20, 2015, a second amended complaint was filed. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Fact discovery in the case has been completed and expert discovery is ongoing.

(12)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

(13)	Subsequent Events

Effective September 1, 2017, the minimum initial investment amount for individual investors in Class I shares of the Fund is being lowered to $25,000.

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	33	Professor and Chair, Department of Accounting, Marquette University (2004–present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	33	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	33	Retired (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	33	President (2017–present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with one portfolio).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1960	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2014–present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010–2013).	N/A

Elizabeth B. Scalf** 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Effective July 1, 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013–2015), Legal and Compliance Counsel (2011–2013), Heartland Advisors, Inc.	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–present);	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.
**	Effective July 1, 2017, Elizabeth B. Scalf will replace Anita M. Zagrodnik as Chief Compliance Officer, Vice President and Anti-Money Laundering Officer of the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-772-4166 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 60 East 42nd Street 36th Floor New York, New York 10165

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue 6th Floor Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ SEMI ANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	8/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	8/30/2017

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	8/30/2017

*	Print the name and title of each signing officer under his or her signature.